UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

November 22, 2005

(Date of earliest event reported)

SPECTRUM BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 22, 2005, United Industries Corporation (“United”) and Nu-Gro Holding Company, L.P. (“Nu-Gro Holding”), both wholly-owned subsidiaries of Spectrum Brands, Inc. (the “Company”), and Agrium Inc. (“Agrium”), entered into a Share Purchase Agreement (the “Purchase Agreement”) pursuant to which United and Nu-Gro Holding will sell to Agrium all of the outstanding shares of Nu-Gro America Corp. (“Nu-Gro America”) and The Nu-Gro Corporation (together with Nu-Gro America, the “Nu-Gro Entities”). Prior to the closing of this transaction, the Nu-Gro Entities will transfer to a newly-formed, wholly-owned subsidiary of the Company all of the assets and liabilities of the Nu-Gro Entities that are primarily related to the manufacturing, marketing and selling of consumer products. The effect of this transaction is to sell to Agrium the Nu-Gro controlled release nitrogen fertilizer products business and the Nu-Gro professional fertilizer and pest control products business, while retaining the Nu-Gro consumer lawn and garden products business.

United and Nu-Gro Holding will sell the shares of the Nu-Gro Entities to Agrium for total consideration of approximately $86 million, subject to adjustment as provided for in the Purchase Agreement. The transaction has been approved by the Company’s board of directors and is subject to regulatory approvals and other customary closing conditions. Prior to the execution of the Purchase Agreement, there were no material relationships between the Company or its subsidiaries and Agrium.

The foregoing description of the Purchase Agreement is not a complete description and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

On November 23, 2005, the Company issued a press release announcing the Purchase Agreement, followed by a second clarifying press release also on November 23, 2005. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit
2.1	Share Purchase Agreement dated November 22, 2005 by and among Agrium Inc., United Industries Corporation, and Nu-Gro Holding Company, L.P.

99.1	Press Release dated November 23, 2005 issued by Spectrum Brands, Inc.

99.2	Press Release dated November 23, 2005 issued by Spectrum Brands, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2005	SPECTRUM BRANDS, INC.

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Share Purchase Agreement dated November 22, 2005 by and among Agrium Inc., United Industries Corporation, and Nu-Gro Holding Company, L.P.

99.1	Press Release dated November 23, 2005 issued by Spectrum Brands, Inc.

99.2	Press Release dated November 23, 2005 issued by Spectrum Brands, Inc.

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